Exhibit 99.1 Ally Financial Inc. Announcing Ally’s acquisition of CardWorks February 19, 2020 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com 1Exhibit 99.1 Ally Financial Inc. Announcing Ally’s acquisition of CardWorks February 19, 2020 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com 1

Forward-Looking Statements and Additional Information This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our SEC filings). Factors specifically related to our planned acquisition of CardWorks and our associated outlook for various financial and operating metrics, in addition to the factors described in our SEC filings, include: (1) the risk that necessary regulatory approvals may not be obtained, may be delayed, or may be obtained subject to burdensome conditions, (2) the occurrence of any other fact, event, or circumstance that could give rise to a delay in closing or the termination of the merger agreement, including—if the average price of our stock declines by a specified amount—the founder’s exercise of his right to terminate and our decision not to correspondingly increase the consideration; (3) any adverse reactions or changes to customer, counterparty, regulatory, or employee relationships, including any adverse impact on our brand or reputation; (4) any adverse market reactions affecting our access to the capital markets or our investor relations generally; (5) any deterioration or weakness in economic conditions that affects households or consumers; (6) any change in the regulatory or political environment that adversely impacts the business of lending to households and consumers; (7) risks and uncertainties associated with inaccurate financial and operational assumptions, incomplete or failed due diligence, lower-than-expected performance, higher-than-expected costs, difficulties related to integration, the loss of key employees, and the diversion of management’s attention from other business activities; and (8) potential litigation in connection with the merger. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. 2Forward-Looking Statements and Additional Information This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our SEC filings). Factors specifically related to our planned acquisition of CardWorks and our associated outlook for various financial and operating metrics, in addition to the factors described in our SEC filings, include: (1) the risk that necessary regulatory approvals may not be obtained, may be delayed, or may be obtained subject to burdensome conditions, (2) the occurrence of any other fact, event, or circumstance that could give rise to a delay in closing or the termination of the merger agreement, including—if the average price of our stock declines by a specified amount—the founder’s exercise of his right to terminate and our decision not to correspondingly increase the consideration; (3) any adverse reactions or changes to customer, counterparty, regulatory, or employee relationships, including any adverse impact on our brand or reputation; (4) any adverse market reactions affecting our access to the capital markets or our investor relations generally; (5) any deterioration or weakness in economic conditions that affects households or consumers; (6) any change in the regulatory or political environment that adversely impacts the business of lending to households and consumers; (7) risks and uncertainties associated with inaccurate financial and operational assumptions, incomplete or failed due diligence, lower-than-expected performance, higher-than-expected costs, difficulties related to integration, the loss of key employees, and the diversion of management’s attention from other business activities; and (8) potential litigation in connection with the merger. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. 2

Acquisition of CardWorks by Ally Financial

CardWorks is a leading non-prime credit card and consumer finance provider in the U.S. with servicing capabilities across the credit spectrum

Top-20 U.S. Credit Card Issuer
Top-15 U.S. Merchant Acquirer[(1)]

3.8 million Active Accounts Serviced[(2)]

Experienced, Tenured Workforce

Assets: $4.7 billion
Deposits: $2.9 billion[(3)]

Annual Revenues >$1 billion[(3)]
~80% Net Interest Income
~20% Other Revenue

Solid, Cycle-Tested Risk-Adjusted Return Profile

(1) The Nilson Report, rankings apply for years 2013-2018 for Credit Card Issuer and 2018 for Merchant Acquirer.
(2) CardWorks, Inc. management operating reports as of 12-31-2019.
(3) CardWorks, Inc. Consolidated Statements of Financial Condition (Unaudited Financials) for full-year 2019 or period-end 12-31-2019.

ally do it right. | 3

Transaction Highlights

Strategic

> **Acquisition aligned with Ally's long-term strategic objectives**

- Advances Ally's evolution in becoming a leading full-service financial partner for our customers

> **Complements Ally's existing offerings, adding a core banking product**

- Adds proven unsecured capability in credit card, merchant services and full-spectrum servicing

> **Strong cultural fit and customer-first approach between companies; mature businesses with experienced management teams and associates**

- CardWorks is a cycle-tested, growing business with 32 years of operating performance

Financial

> **Enhances Ally's financial profile, adding additional growth opportunity**

- Accretive to Adjusted EPS(1), Core ROTCE(1) and Core ROA(1)

> **Immediate enhancement and diversification of revenues and earnings**

- Further optimizes risk-return profile of Ally's balance sheet | Adds 5%+ ROA business
- Improves ability to drive positive operating leverage and lower efficiency ratio

> **Ally's enterprise capital targets to remain consistent**

- Expect to execute up to $1.0 billion against existing $1.25 billion share repurchase program(2)

Grows customer base, expands product capabilities and enhances returns

(1) *Represents a non-GAAP financial measure.* *See page 17 for calculation methodology and details.*

(2) *Ally Board of Directors authorized up to $1.25 billion in common share repurchases for 3Q 2019 - 2Q 2020. Actions in connection with the repurchase program will be subject to various factors, including Ally's capital and liquidity positions, regulatory and accounting considerations (including Accounting Standards Update 2016 13, Financial Instruments Credit Losses , commonly known as CECL), Ally's financial and operational performance, alternative uses of capital, the trading price of Ally's common stock, and market conditions. The repurchase program does not obligate Ally to acquire a specific dollar amount or number of shares and may be extended, modified, or discontinued at any time.*

ally do it right. | 4

Transaction Summary

Transaction Consideration

- Aggregate price[(1)] of $2.65 billion, subject to final closing equity and other adjustments
- 51% cash ($1.35 billion) | 49% stock ($1.30 billion) or 39.5 million shares of Ally common stock[(2)]
  - Stock Consideration: 38.15 million shares to CardWorks employees | 1.35 million shares to outside investor
- Price / CardWorks LTM Adj. Net Income[(1)(3)]: 10x
- Price Adj. for Excess Capital[(4)] / CardWorks LTM Adj. Net Income[(1)(3)]: 6x to 7x
- Price / CardWorks Closing Book Value[(1)]: 1.7x
- Deal IRR[(5)]: >20%

Management Alignment & Continuity

- CardWorks Chairman and CEO, Don Berman, owns 70% of CardWorks and will receive both cash and stock as his consideration. 100% of the shares received by Mr. Berman will be locked up until the 1st anniversary of closing, thereafter he may sell up to 33% annually
  - Following the exercise of certain employee rights at closing, Mr. Berman will receive 29.91 million shares
- Don Berman to join Ally Financial Board of Directors and executive management team

Synergies

- Expense Synergy: >$50 million annually | Run-rate achieved by year-end 2021
- Funding Synergy: Additional opportunity to scale Ally's leading deposit platform
- Revenue Synergy: Opportunities across broader customer base & products not included in model

Approvals & Closing

- Requires customary approvals from Board of Governors of the Federal Reserve System (FRB) and Utah Department of Financial Institutions (UDFI)
- Anticipated Closing: Q3 2020

(1) *Price reflects Ally's forecast of closing equity and other adjustments, excluding any possible fill-or-kill adjustment. This possible adjustment may arise if Ally's stock price declines by more than 15%, a "fill or kill" termination right is exercised, and Ally elects to "fill" by issuing additional stock. Adjustments to $2.6 billion purchase price are described in the definitive documents for the transaction. CardWorks book value of equity was $1.48 billion as of December 31, 2019, according to the CardWorks, Inc. Consolidated Statements of Financial Condition (Unaudited Financials) for full-year 2019 or period-end 12-31-2019.*
(2) *Shares based on Ally's closing share price on February 14, 2020 of $32.85.*
(3) *Represents a non-GAAP financial measure. See page 21 for calculation methodology and details.*
(4) *Adjusted price of $1.6 billion to $1.7 billion reflects a normalized capital level for CardWorks below the 12/31/2019 balance, based on publicly traded credit card companies with capital levels of 12% to 15%*
(5) *Includes all non-financing deal impacts including but not limited to: synergies, merger-related charges, and impacts from CECL.*

ally do it right. | 5

CardWorks: Scalable Engine for Future Growth

Customer-centric culture & disciplined risk management drive solid execution

Established	2.8 M	1.7 K	15+ Years	20%
1987	Customers	Employees	Avg. Tenure of Top 40 Managers	CardWorks Employees w/ 10+ year tenure

1 Consumer Lending

> **Credit Card: Market leading, data-driven card provider**

- Top-20 U.S. card issuer[1] with 2.8 million active credit card accounts
- CardWorks strong customer NPS and satisfaction scores well-above industry averages
- $3.4 billion in balances | 630 average FICO | Revolving balance customer profile

> **Recreational Lending: Growing indirect lending portfolio**

- $0.7 billion of marine, RV and other | Low-teens yield | Low-single digit loss

2 Servicing & Recovery

> **Credit card and installment loan servicer across entire credit spectrum**

- 3.8 million active customer accounts | 24/7 customer service
- Fee-based activities provide stable, diversified revenue source
- Third-party collections, recovery, fraud prevention and portfolio management capability
- Track record of converting & servicing large portfolios | Meaningful expansion capacity

3 Merchant Services

> **Credit and debit transaction provider – top-15 merchant acquirer[1]**

- National coverage and relationships with 42 independent sales organizations
- Over $32 billion in credit card transactions processed across 85,000 merchants

> **Full-spectrum merchant service capabilities**

- Customizable and personalized services across broad merchant categories

Note: Financial and operational metrics as of full-year or period-end 12-31-2019 from CardWorks, Inc. (Unaudited Financials) unless otherwise noted.
(1) The Nilson Report, rankings apply for years 2013-2018 for Credit Card Issuer and 2018 for Merchant Acquirer.

ally do it right. | 6

CardWorks: Total Addressable Market Growing credit card market with meaningful expansion opportunities (1) (1) U.S. Credit Card Industry: Balances U.S. Credit Card Industry: Accounts ($ billions) (# millions) 5% CAGR 4% CAGR $927 $870 $834 508 $779 479 $733 469 453 $700 $683 424 413 399 ~30-35% 550-700 FICO 2013 2014 2015 2016 2017 2018 2019 2013 2014 2015 2016 2017 2018 2019 CardWorks: Target Market Target Market 700 FICO Score Bands 550 Unscored / 300 400 500 600 700 800+ Core CardWorks’ customer population: CardWorks: Credit Card 50+ million US consumers CardWorks: Servicing & Recovery (Full Spectrum) 7 (1) Source: Federal Reserve Bank of New York – 4Q balances and accounts shown for each year.CardWorks: Total Addressable Market Growing credit card market with meaningful expansion opportunities (1) (1) U.S. Credit Card Industry: Balances U.S. Credit Card Industry: Accounts ($ billions) (# millions) 5% CAGR 4% CAGR $927 $870 $834 508 $779 479 $733 469 453 $700 $683 424 413 399 ~30-35% 550-700 FICO 2013 2014 2015 2016 2017 2018 2019 2013 2014 2015 2016 2017 2018 2019 CardWorks: Target Market Target Market 700 FICO Score Bands 550 Unscored / 300 400 500 600 700 800+ Core CardWorks’ customer population: CardWorks: Credit Card 50+ million US consumers CardWorks: Servicing & Recovery (Full Spectrum) 7 (1) Source: Federal Reserve Bank of New York – 4Q balances and accounts shown for each year.

CardWorks: Financial Profile[1]

Steady Growth, Positioned for Ongoing Expansion

CardWorks Balance Sheet


($ billions)
Credit Card
Recreational Lending
Other Assets
$2.4
$0.3
$1.9
$2.8
$0.3
$2.3
$3.5
$0.3
$2.9
$4.1
$0.5
$0.4
$3.2
$4.6
$0.7
$0.5
$3.3
$4.7
$0.6
$0.7
$3.4
2014
2015
2016
2017
2018
2019

Solid Financial Performance Over Time

CardWorks Adjusted Pretax Income[2]


($ millions)
$262
$246
$235
$229
$353
$343
2014
2015
2016
2017
2018
2019

CardWorks GAAP Pretax Income

2014	2015	2016	2017	2018	2019
$262	$246	$235	($93)	$286	$277

Credit Card RoA Profile[3]

22-24%
Net Margin

+

5-6%
Fee & Interchange Revenue

−

12-14%
Net Charge-offs

−

2-3%
Other Provision

−

6-7%
Expenses

=

5%+
After-Tax RoA

(1) CardWorks, Inc. Consolidated Statements of Financial Condition (Audited Financials) for full-year 2014-2018; full-year 2019 Unaudited Financials.
(2) Represents a non-GAAP financial measure. Adjusted to exclude legacy award expense associated with 2017 capital raise. See page 21 for calculation methodology and details.
(3) Source: CardWorks, Inc. Consolidated Statements of Financial Condition (Audited Financials) for full year 2016 – 2018, full-year 2019 Unaudited Financials. Credit Card Return on average assets (RoA) profile based on average Credit Card Gross Receivables. After-Tax RoA utilizes a U.S. Federal Statutory Corporate Income Tax Rate of 35% for 2017 and a 21% rate for 2018 – 2019.

ally do it right. | 8

Ally + CardWorks: Pro forma Combination (2019)

Significantly Expands Customers

Total Customers

(# millions)


+33%
8.5M
11M+
Ally
2019 EoP
Ally + CardWorks
2019 Pro forma

Diversifies & Expands Revenues

Adjusted Total Net Revenue[1]

($ billions)


+17%
$6.3 B
$7.4 B
Ally
2019 FY
Ally + CardWorks
2019 Pro forma

Modest Growth of Assets

Balance Sheet

($ billions)


$180.6 B
+3%
$185.3 B
2%
CardWorks
Mort. / CF / Ins.
17%
17%
Auto
63%
61%
Cash / Inv. Sec / Other
20%
20%
Ally
2019 EoP
Ally + CardWorks
2019 Pro forma

Improves Earnings Power

Core Pretax Income[1]

($ billions)


+18%
$1.9B
$2.2B
Ally
2019 FY
Ally + CardWorks
2019 Pro forma

Note: Segments include cash, securities and other assets related to each segment's reported balance sheet..

Note: Pro forma results reflect aggregated stand-alone company results and do not incorporate any deal-related impacts, including transaction fees and expenses, amortization of intangibles, or expense or revenue synergies.

(1) *Represents a non-GAAP financial measure. See pages 17 and 20 for calculation methodology and details.*

(2) *CardWorks, Inc. Consolidated Statements of Financial Condition (Unaudited Financials) for full-year 2019 or period-end 12-31-2019.*

ally do it right. | 9

CardWorks: Profitable Across Cycles

> CardWorks has generated solid returns across a variety of macroeconomic environments

> Growth trends reflect operating discipline and proactive balance sheet management

> Credit and underwriting utilize decades of experience in disciplined, data-first approach

Solid, Cycle-Tested Returns

CardWorks: Adjusted Return on Average Assets[1]



7.6%
6.5%
6.8%
6.0%
3.6%
0.0%
1.1%
4.4%
8.7%
7.6%
8.0%
7.5%
6.0%
4.7%
3.9%
6.4%
5.8%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Disciplined, Adaptive Growth Model

CardWorks: YoY Average Asset Growth Trends



4%
21%
34%
35%
23%
5%
-4%
-3%
11%
20%
17%
18%
20%
21%
21%
15%
6%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Source: CardWorks, Inc. Consolidated Statements of Financial Condition (Audited Financials) for full-year 2003-2018; full-year 2019 Unaudited Financials

(1) Represents a non-GAAP financial measure. Adjusted to exclude legacy equity award expense associated with a 2017 capital raise. See page 21 for calculation methodology and details.

ally do it right. | 10

Ally: Enhanced Profitability Metrics

CardWorks acquisition to be accretive to Ally's return profile

Deal Related Items

@ Closing

Loan Mark: Credit card portfolio at par, including appropriate reserve

CECL Reserve: Increase ALLL to 160% of NCO's

Ally Adjusted TBVPS Dilution(1)(2): 10% | Ally GAAP BVPS Dilution(2): 6%

- Includes deal and integration costs, intangibles, goodwill and CECL reserve build

Ongoing

To be excluded from Ally's Core Results: Deal & Integration Costs of $100 million through 2022, Legacy Equity Award and Other(3) of $95 million through 2022 and Day 1 CECL and reserve impacts

To be included in Ally's Core Results: Amortization of intangibles of $212 million through 2027

- Incorporates expense of purchase credit card relationship ("PCCR"), technology, trademarks and customer relationships

Ally Financial Outlook: *Accretive Impacts*

	2021 – 2022
Core ROTCE(1)	+ 100 – 150 bps
Adjusted EPS Accretion(1)	Up to +100 bps
Core RoA(1)	+ 10 bps

Metrics reflect steady coverage rate assumption under CECL methodology

(1) Represents a non-GAAP financial measure. See pages 17, 18 and 19 for details.

(2) Dilution calculation based on anticipated close in Q3 2020.

(3) Includes expense associated with legacy 2017 equity award activity issued in conjunction with capital raise and other employee retention amounts.

ally do it right. | 11

Ally: Steady and Improved 2020 Financial Outlook 2020 Outlook Ally Stand-Alone Ally + CardWorks (1) Adjusted EPS % % ↑ 10 - 15 YoY ↑ 10 - 15 YoY Growth Metrics reflect steady coverage rate assumption under CECL methodology (1) % % Core ROTCE 12 - 13 12 - 13 Adjusted Total % % ↑ 6 - 9 YoY ↑ 10 - 15 YoY (1) Net Revenue Adjusted ↓ 50 - 150bps YoY ↓ 150 - 250bps YoY (1) Efficiency Ratio Retail Auto: Low-end 1.4 - 1.6% Low-end 1.4 - 1.6% Full-Year NCO % Consolidated: Low/Mid 0.8% 0.9% - 1.0% 12 (1) Represents a non-GAAP financial measure. See pages 17 and 18 for details.Ally: Steady and Improved 2020 Financial Outlook 2020 Outlook Ally Stand-Alone Ally + CardWorks (1) Adjusted EPS % % ↑ 10 - 15 YoY ↑ 10 - 15 YoY Growth Metrics reflect steady coverage rate assumption under CECL methodology (1) % % Core ROTCE 12 - 13 12 - 13 Adjusted Total % % ↑ 6 - 9 YoY ↑ 10 - 15 YoY (1) Net Revenue Adjusted ↓ 50 - 150bps YoY ↓ 150 - 250bps YoY (1) Efficiency Ratio Retail Auto: Low-end 1.4 - 1.6% Low-end 1.4 - 1.6% Full-Year NCO % Consolidated: Low/Mid 0.8% 0.9% - 1.0% 12 (1) Represents a non-GAAP financial measure. See pages 17 and 18 for details.

Ally: Disciplined Capital Management Dynamic and effective deployment of shareholder capital Ally: Q1 2014 → Q4 2019% $3.3B 33 Increase in Ally’s Increase in Ally’s Adjusted (1) Adjusted Tangible Tangible Book Value (1) Book Value to $13.1B Ally: Since Mid-2016% $3.8B 22.6 Net Decrease in Common Common Stock Repurchases Shares Outstanding and Dividends Paid 13 (1) Represents a non-GAAP financial measure. See page 19 for details.Ally: Disciplined Capital Management Dynamic and effective deployment of shareholder capital Ally: Q1 2014 → Q4 2019% $3.3B 33 Increase in Ally’s Increase in Ally’s Adjusted (1) Adjusted Tangible Tangible Book Value (1) Book Value to $13.1B Ally: Since Mid-2016% $3.8B 22.6 Net Decrease in Common Common Stock Repurchases Shares Outstanding and Dividends Paid 13 (1) Represents a non-GAAP financial measure. See page 19 for details.

Ally: Strategic Priorities Relentless Customer Focus and ‘Do It Right’ Culture Ongoing optimization of market leading Auto Lending and Insurance business lines Consumer & Commercial Sustained growth in customers and optimization Savings & Insurance of deposit funding profile Checking Expand consumer product offerings Servicing Efficient capital deployment & disciplined risk & Customer Investing management Care Payments & Card Steady execution along earnings growth path Acquisition advances execution against our consistent set of strategic priorities Enhances Ally’s ability to drive long-term shareholder value 14Ally: Strategic Priorities Relentless Customer Focus and ‘Do It Right’ Culture Ongoing optimization of market leading Auto Lending and Insurance business lines Consumer & Commercial Sustained growth in customers and optimization Savings & Insurance of deposit funding profile Checking Expand consumer product offerings Servicing Efficient capital deployment & disciplined risk & Customer Investing management Care Payments & Card Steady execution along earnings growth path Acquisition advances execution against our consistent set of strategic priorities Enhances Ally’s ability to drive long-term shareholder value 14

Supplemental 15Supplemental 15

Supplemental

CardWorks: Stand-alone Financial Statements[1]

CardWorks Stand-alone Financials

	($ millions)	2014	2015	2016	2017	2018	2019
Income Statement	Net Financing Revenue	$ 422	$ 504	$ 636	$ 756	$ 811	$ 859
	Other Revenue	166	157	199	219	249	230
	Total Revenue	$ 588	$ 661	$ 835	$ 974	$ 1,061	$ 1,088
	Provision for loan losses	155	222	405	521	466	463
	Adjusted noninterest expense [2]	171	194	195	225	242	282
	Adjusted Pretax Income [2]	**$ 262**	**$ 246**	**$ 235**	**$ 229**	**$ 353**	**$ 343**
	Legacy equity award expense related to 2017 capital raise	-	-	-	322	67	66
	Pretax Income / (Loss)	**$ 262**	**$ 246**	**$ 235**	**$ (93)**	**$ 286**	**$ 277**
	Income tax expense	101	92	88	25	73	71
	Net income / (Loss)	**$ 161**	**$ 154**	**$ 147**	**$ (118)**	**$ 214**	**$ 206**
Key Balance Sheet Items	Cash	$ 245	$ 310	$ 367	$ 416	$ 836	$ 697
	Investment securities	43	39	39	44	54	126
	Credit card receivables	1,902	2,317	2,878	3,220	3,341	3,422
	Other consumer receivables	172	200	290	403	549	678
	Allowance for loan losses	(204)	(256)	(408)	(539)	(557)	(570)
	Other assets	192	204	285	600	372	319
	Total Assets	**$ 2,351**	**$ 2,815**	**$ 3,451**	**$ 4,143**	**$ 4,595**	**$ 4,673**
Key Metrics	**CardWorks Adjusted ROA [2]**	**7.5%**	**6.0%**	**4.7%**	**3.9%**	**6.4%**	**5.8%**
	Credit Card NCO %	8.2%	7.9%	9.6%	12.7%	13.5%	13.0%
	Other Consumer NCO %	1.2%	1.6%	1.2%	1.4%	1.5%	2.0%
	Consolidated NCO %	7.6%	7.4%	8.9%	11.5%	11.9%	11.3%

(1) Source: CardWorks, Inc. Consolidated Statements of Financial Condition (Audited Financials) for full year 2014 – 2018; full-year 2019 Unaudited Financials at the time of disclosure.
(2) Represents a non-GAAP financial measure. Adjusted to exclude legacy equity award expense associated with 2017 capital raise. See page 21 for calculation methodology.

ally do it right. | 16

Supplemental Notes on Non-GAAP and Other Financial Measures The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Core Net Income Attributable to Common Shareholders, Adjusted Earnings per Share (Adjusted EPS), Core Return on Tangible Common Equity (Core ROTCE), Adjusted Total Net Revenue, Adjusted Efficiency Ratio, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Adjusted Tangible Book Value per Share (Adjusted TBVPS), and Core Return on Average Assets (Core ROA). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document. 1) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value. 2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. a) In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, (4) excludes significant discrete tax items that do not relate to the operating performance of the core businesses and (5) tax-effected repositioning items primarily related to strategic activities. 3) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. 4) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. a) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax- effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items and tax-effected repositioning items primarily related to strategic activities. b) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA. 5) Adjusted Total Net Revenue is a non-GAAP financial measure that adjusts GAAP net financing revenue by excluding Core OID expense and adjusts GAAP other revenue by excluding equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. 17Supplemental Notes on Non-GAAP and Other Financial Measures The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Core Net Income Attributable to Common Shareholders, Adjusted Earnings per Share (Adjusted EPS), Core Return on Tangible Common Equity (Core ROTCE), Adjusted Total Net Revenue, Adjusted Efficiency Ratio, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Adjusted Tangible Book Value per Share (Adjusted TBVPS), and Core Return on Average Assets (Core ROA). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document. 1) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value. 2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. a) In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, (4) excludes significant discrete tax items that do not relate to the operating performance of the core businesses and (5) tax-effected repositioning items primarily related to strategic activities. 3) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. 4) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. a) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax- effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items and tax-effected repositioning items primarily related to strategic activities. b) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA. 5) Adjusted Total Net Revenue is a non-GAAP financial measure that adjusts GAAP net financing revenue by excluding Core OID expense and adjusts GAAP other revenue by excluding equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. 17

Supplemental Notes on Non-GAAP and Other Financial Measures 1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. 2) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances. 3) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances. 4) Core return on average assets (Core ROA) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its asset base that supports core operations. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROA is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. a) In the numerator of Core ROA, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items and tax-effected repositioning items primarily related to strategic activities. 5) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. 6) CardWorks: Adjusted Return on Average Assets (CW Adj. ROA) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its asset base that support core operations. For purposes of this calculation, CardWorks net income is adjusted for tax-effected equity transaction & compensation expense related to strategic capital raise activity prior to Ally’s acquisition of CardWorks, Inc. CW Adj. RoA utilizes a U.S. Federal Statutory Corporate Income Tax Rate of 35% for 2017 and a 21% rate for 2018 – 2019. 7) About CardWorks Inc. - Founded in 1987, CardWorks is a consumer finance lender and servicer, and a people-centric, compliance-focused organization enabled by data and technology. CardWorks is a leading servicer of nationally-branded MasterCard/Visa cards, private label cards, secured cards, and other unique products, as well as secured and unsecured installment loans. Merrick Bank, founded in 1997 as a wholly owned subsidiary of CardWorks, is an FDIC insured top- 20 U.S. issuer of Visa® branded credit cards. Merrick Bank also provides finance options to consumers through marine and recreational vehicle dealers throughout the country. While Merrick Bank specializes in non-prime consumer lending, it is also a top-15 U.S. credit card merchant acquirer, clearing approximately $32 billion in transaction volume per year for 85,000 merchants and 42 independent sales organizations. For more information, visit www.cardworks.com and www.merrickbank.com. 18Supplemental Notes on Non-GAAP and Other Financial Measures 1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. 2) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances. 3) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances. 4) Core return on average assets (Core ROA) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its asset base that supports core operations. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROA is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. a) In the numerator of Core ROA, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items and tax-effected repositioning items primarily related to strategic activities. 5) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. 6) CardWorks: Adjusted Return on Average Assets (CW Adj. ROA) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its asset base that support core operations. For purposes of this calculation, CardWorks net income is adjusted for tax-effected equity transaction & compensation expense related to strategic capital raise activity prior to Ally’s acquisition of CardWorks, Inc. CW Adj. RoA utilizes a U.S. Federal Statutory Corporate Income Tax Rate of 35% for 2017 and a 21% rate for 2018 – 2019. 7) About CardWorks Inc. - Founded in 1987, CardWorks is a consumer finance lender and servicer, and a people-centric, compliance-focused organization enabled by data and technology. CardWorks is a leading servicer of nationally-branded MasterCard/Visa cards, private label cards, secured cards, and other unique products, as well as secured and unsecured installment loans. Merrick Bank, founded in 1997 as a wholly owned subsidiary of CardWorks, is an FDIC insured top- 20 U.S. issuer of Visa® branded credit cards. Merrick Bank also provides finance options to consumers through marine and recreational vehicle dealers throughout the country. While Merrick Bank specializes in non-prime consumer lending, it is also a top-15 U.S. credit card merchant acquirer, clearing approximately $32 billion in transaction volume per year for 85,000 merchants and 42 independent sales organizations. For more information, visit www.cardworks.com and www.merrickbank.com. 18

Supplemental

Ally: GAAP to Core Results – Adjusted TBVPS

Adjusted Tangible Book Value per Share ("Adjusted TBVPS")

		FY 2019	1Q 2014	Inc. / (Dec.)
Numerator ($ billions)				
GAAP shareholder's equity		$ 14.4	$ 14.5	$ (0.0)
Preferred equity		-	(1.3)	1.3
GAAP common shareholder's equity		**$ 14.4**	**$ 13.2**	**$ 1.2**
Goodwill and identifiable intangibles, net of DTLs		(0.5)	(0.0)	(0.4)
Tangible common equity		14.0	13.2	0.8
Tax-effected Core OID balance *(21% tax rate starting 4Q17, 35% starting 1Q16; 34% prior)*		(0.8)	(1.0)	0.1
Series G discount		-	(2.3)	2.3
Adjusted tangible book value	[a]	**$ 13.1**	**$ 9.9**	**$ 3.3**
Denominator				
Issued shares outstanding *(period-end, thousands)*	[b]	**374,332**	**479,768**	**(105,436)**
Metric				
GAAP shareholder's equity per share		$ 38.5	$ 30.1	$ 8.4
Preferred equity per share		-	(2.6)	2.6
GAAP common shareholder's equity per share		**$ 38.5**	**$ 27.5**	**$ 11.0**
Goodwill and identifiable intangibles, net of DTLs per share		(1.2)	(0.1)	(1.1)
Tangible common equity per share		37.3	27.5	9.8
Tax-effected Core OID balance *(21% tax rate starting 4Q17, 35% starting 1Q16; 34% prior) per share*		(2.2)	(2.0)	(0.2)
Series G discount per share		-	(4.9)	4.9
Adjusted tangible book value per share	[a] / [b]	**$ 35.1**	**$ 20.5**	**$ 14.5**

Adjusted tangible book value per share (Adjusted TBVPS) *is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder's equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure.*

Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% ("rate") as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

ally do it right. | 19

Supplemental Ally: GAAP to Core Results ($ millions) FY 2019 Change in the Core OID & fair value of (1) GAAP Repositioning Non-GAAP equity Items securities Consolidated Ally Net financing revenue $ 4,633 $ 29 $ - $ 4,662 Total other revenue 1 ,761 - (89) 1 ,672 Total net revenue $ 6,394 $ 29 $ (89) $ 6,334 Provision for loan losses 998 - - 998 Noninterest expense 3,429 - - 3 ,429 Pre-tax income from continuing operations $ 1,967 $ 29 $ (89) $ 1,907 Consolidated CardWorks Net financing revenue $ 859 $ - $ - $ 859 Total other revenue 230 - - 230 Total net revenue $ 1,088 $ - $ - 1,088 Provision for loan losses 463 - - 463 Noninterest expense 348 66 - 282 Pre-tax income from continuing operations $ 277 $ 66 $ - $ 343 Ally + CardWorks 2019 Pro Forma Total net revenue $ 7,482 $ 29 $ (89) $ 7,422 Pre-tax income from continuing operations $ 2,244 $ 95 $ (89) $ 2,250 Original issue discount amortization expense ANNUAL TREND ($ millions) FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 (1) Core original issue discount (Core OID) amortization expense $ 29 $ 86 $ 71 $ 57 $ 45 $ 172 Other OID 13 15 20 21 16 11 GAAP original issue discount amortization expense $ 42 $ 101 $ 90 $ 78 $ 61 $ 183 Outstanding original issue discount balance ANNUAL TREND ($ millions) FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 20 Core outstanding original issue discount balance (Core OID balance) $ (1,063) $ (1,092) $ (1,178) $ (1,249) $ (1,304) $ (1,351) Other outstanding OID balance (37) (43) (57) (77) (87) (64) GAAP outstanding original issue discount balance $ (1,100) $ (1,135) $ (1,235) $ (1,326) $ (1,391) $ (1,415)Supplemental Ally: GAAP to Core Results ($ millions) FY 2019 Change in the Core OID & fair value of (1) GAAP Repositioning Non-GAAP equity Items securities Consolidated Ally Net financing revenue $ 4,633 $ 29 $ - $ 4,662 Total other revenue 1 ,761 - (89) 1 ,672 Total net revenue $ 6,394 $ 29 $ (89) $ 6,334 Provision for loan losses 998 - - 998 Noninterest expense 3,429 - - 3 ,429 Pre-tax income from continuing operations $ 1,967 $ 29 $ (89) $ 1,907 Consolidated CardWorks Net financing revenue $ 859 $ - $ - $ 859 Total other revenue 230 - - 230 Total net revenue $ 1,088 $ - $ - 1,088 Provision for loan losses 463 - - 463 Noninterest expense 348 66 - 282 Pre-tax income from continuing operations $ 277 $ 66 $ - $ 343 Ally + CardWorks 2019 Pro Forma Total net revenue $ 7,482 $ 29 $ (89) $ 7,422 Pre-tax income from continuing operations $ 2,244 $ 95 $ (89) $ 2,250 Original issue discount amortization expense ANNUAL TREND ($ millions) FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 (1) Core original issue discount (Core OID) amortization expense $ 29 $ 86 $ 71 $ 57 $ 45 $ 172 Other OID 13 15 20 21 16 11 GAAP original issue discount amortization expense $ 42 $ 101 $ 90 $ 78 $ 61 $ 183 Outstanding original issue discount balance ANNUAL TREND ($ millions) FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 20 Core outstanding original issue discount balance (Core OID balance) $ (1,063) $ (1,092) $ (1,178) $ (1,249) $ (1,304) $ (1,351) Other outstanding OID balance (37) (43) (57) (77) (87) (64) GAAP outstanding original issue discount balance $ (1,100) $ (1,135) $ (1,235) $ (1,326) $ (1,391) $ (1,415)

Supplemental CardWorks: GAAP to Adjusted Results CardWorks: Adjusted Return on Average Assets 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 ($ millions) Numerator GAAP pretax income / (loss) $ (93) $ 286 $ 277 Legacy expense related to strategic capital raise activity 322 67 66 Adjusted pretax income $ 229 $ 353 $ 343 Normalized tax rate - utilizes a U.S. Federal Statutory n/a - no adjustments Corporate Income Tax Rate (80) (74) (72) (21% tax rate in 2017; 35% for 2018-2019) Adjusted net income [a] $ 149 $ 279 $ 271 memo: Legacy expense related to strategic capital raise activity (267) (65) (65) and tax expense GAAP net income [a] $ 34 $ 35 $ 49 $ 58 $ 44 $ 0 $ 14 $ 52 $ 113 $ 119 $ 147 $ 161 $ 154 $ 147 ($118) $214 $206 Denominator (2-period average) GAAP Average Assets [b] $ 445 $ 540 $ 725 $ 976 $ 1 ,204 $ 1,265 $ 1,212 $ 1,177 $ 1,301 $ 1,568 $ 1,835 $ 2 ,157 $ 2,583 $ 3,132 $ 3,796 $ 4,369 $ 4 ,634 CardWorks: Adjusted Return on Average Assets [a] / [b] 7.6% 6.5% 6.8% 6.0% 3.6% 0.0% 1.1% 4.4% 8.7% 7.6% 8.0% 7.5% 6.0% 4.7% 3.9% 6.4% 5.8% CardWorks: Adjusted Return on Average Assets (CW Adj. ROA) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its asset base that support core operations. For purposes of this calculation, CardWorks, Inc. net income is adjusted for tax-effected legacy equity transaction and equity plan compensation expense related to a capital raise activity prior to Ally’s acquisition of CardWorks, Inc. Adjusted after-tax RoA utilizes a U.S. Federal Statutory Corporate Income Tax Rate of 35% for 2017 and a 21% rate 2018 and 2019 forward. CardWorks - Adjusted Noninterest Expense 2017 2018 2019 ($ millions) GAAP noninterest expense $ 546 $ 308 $ 347 Legacy expense related to strategic capital raise activity (322) (67) (66) CardWorks - Adjusted Noninterest Expense $ 225 $ 242 $ 282 CardWorks: Adjusted Noninterest Expense is a non-GAAP financial measure that management believes is helpful for readers to better understand the core operating expense of the company that support core operations. For purposes of this calculation, CardWorks, Inc. GAAP noninterest expense is adjusted for legacy equity transaction and equity plan compensation expense related to a capital raise activity prior to Ally’s acquisition of CardWorks, Inc. 21Supplemental CardWorks: GAAP to Adjusted Results CardWorks: Adjusted Return on Average Assets 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 ($ millions) Numerator GAAP pretax income / (loss) $ (93) $ 286 $ 277 Legacy expense related to strategic capital raise activity 322 67 66 Adjusted pretax income $ 229 $ 353 $ 343 Normalized tax rate - utilizes a U.S. Federal Statutory n/a - no adjustments Corporate Income Tax Rate (80) (74) (72) (21% tax rate in 2017; 35% for 2018-2019) Adjusted net income [a] $ 149 $ 279 $ 271 memo: Legacy expense related to strategic capital raise activity (267) (65) (65) and tax expense GAAP net income [a] $ 34 $ 35 $ 49 $ 58 $ 44 $ 0 $ 14 $ 52 $ 113 $ 119 $ 147 $ 161 $ 154 $ 147 ($118) $214 $206 Denominator (2-period average) GAAP Average Assets [b] $ 445 $ 540 $ 725 $ 976 $ 1 ,204 $ 1,265 $ 1,212 $ 1,177 $ 1,301 $ 1,568 $ 1,835 $ 2 ,157 $ 2,583 $ 3,132 $ 3,796 $ 4,369 $ 4 ,634 CardWorks: Adjusted Return on Average Assets [a] / [b] 7.6% 6.5% 6.8% 6.0% 3.6% 0.0% 1.1% 4.4% 8.7% 7.6% 8.0% 7.5% 6.0% 4.7% 3.9% 6.4% 5.8% CardWorks: Adjusted Return on Average Assets (CW Adj. ROA) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its asset base that support core operations. For purposes of this calculation, CardWorks, Inc. net income is adjusted for tax-effected legacy equity transaction and equity plan compensation expense related to a capital raise activity prior to Ally’s acquisition of CardWorks, Inc. Adjusted after-tax RoA utilizes a U.S. Federal Statutory Corporate Income Tax Rate of 35% for 2017 and a 21% rate 2018 and 2019 forward. CardWorks - Adjusted Noninterest Expense 2017 2018 2019 ($ millions) GAAP noninterest expense $ 546 $ 308 $ 347 Legacy expense related to strategic capital raise activity (322) (67) (66) CardWorks - Adjusted Noninterest Expense $ 225 $ 242 $ 282 CardWorks: Adjusted Noninterest Expense is a non-GAAP financial measure that management believes is helpful for readers to better understand the core operating expense of the company that support core operations. For purposes of this calculation, CardWorks, Inc. GAAP noninterest expense is adjusted for legacy equity transaction and equity plan compensation expense related to a capital raise activity prior to Ally’s acquisition of CardWorks, Inc. 21